UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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Evoke Pharma, Inc.

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P.O. BOX 8016, CARY, NC 27512-9903 Important Notice Regarding the Availability of Proxy Materials for Evoke Pharma, Inc. Stockholders Meeting to be held on May 5, 2021 For Stockholders as of March 8, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials go to: www.proxydocs.com/EVOK To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. CONTROL NUMBER For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/EVOK Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. if you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s shareholder meeting, you must make this request on or before April 26, 2021 To order paper materials, use one of the following methods. When requesting via the internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. Copyright © 2021 Mediant Communications Inc. All Rights Reserved Evoke Pharma, Inc. Meeting Information Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Meeting Type: Annual Meeting of Stockholders Date: Wednesday, May 5, 2021 Time: 8:30 AM, Pacific Time Registration Deadline: May 3, 2021, 2:00 PM, Pacific Time Place: Annual meeting to be held live via the Internet Please visit www.proxydocs.com/EVOK for more details. You must pre-register to attend the meeting online and/or participate at the email address indicated. SEE REVERSE FOR FULL AGENDA * E-MAIL paper@investorelections.com TELEPHONE (866) 648-8133 INTERNET www.investorelections.com/EVOK

Evoke Pharma, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL(S) 1, 2, 3, 4. PROPOSAL 1. To elect two directors for a three-year term to expire at the 2024 annual meeting of stockholders 1.01 Cam L. Garner 1.02 Todd C. Brady, M.D., Ph. D. 2. To consider and vote upon the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 3. To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission 4. To consider and vote upon the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000 5. To transact such other business as may be properly brought before the meeting or any adjournment or postponement